  NUMBER                                                                           SHARES

FTB 207000

  COMMON                                                                           COMMON

                   INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                                CINCINNATI BELL INC.                             CUSIP 171870 10 8

THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK OR IN THE CITY OF CINCINNATI

This Certifies that:



                                                               SEE REVERSE AS TO
                                                                   ABBREVIATIONS



is the owner of

             FULLY PAID AND NONASSESSABLE COMMON SHARES OF CINCINNATI BELL INC.,

transferable on the books of the Company in person or by duly        authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned  [SEAL] by a Transfer Agent and registered by a Registrar.
                      Witness the seal of the Company and the        signatures of its duly authorized officers.

DATED  /s/ Thomas E. Taylor                                           /s/ Richard G. Ellenberger
       -----------------------------                                  -------------------------------------
       GENERAL COUNSEL AND SECRETARY                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED.
                       FIFTH THIRD BANK
                       (CINCINNATI, OHIO)
                                TRANSFER AGENT AND REGISTRAR


                                                   AUTHORIZED SIGNATURE.

                             CINCINNATI BELL INC.

WILL MAIL TO THE SHAREHOLDER, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR, ADDRESSED TO THE SECRETARY OF THE CORPORATION, 201 EAST FOURTH STREET, P.O. BOX 2301, CINCINNATI, OHIO 45201. A STATEMENT OF THE EXPRESS TERMS OF THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE AND OF ANY OTHER CLASS OR CLASSES AND SERIES OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

     The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM  --as tenants in common                               (Name) CUST (Name) UNIF      --(Name) as Custodian for (Name)
TEN ENT  --as tenants by the entireties                       GIFT MIN ACT (State)           under the (State) Uniform
JT TEN   --as joint tenants with right of                                                    Gifts to Minors Act
           survivorship and not as tenants in common

   Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _______ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                  ASSIGNEE.

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                                                                       SHARES
----------------------------------------------------------------------
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
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ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED COMPANY
WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,
      ------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Cincinnati Bell Inc. and Fifth Third Bank, as Rights Agent, dated as of April 29, 1997 as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Cincinnati Bell Inc. Under certain circumstances set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Cincinnati Bell Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void. In no event may the Rights be exercised after May 2, 2007.